 Exhibit 10.
STOCK PURCHASE AGREEMENT ADDENDUM

THIS STOCK PURCHASE AGREEMENT ADDENDUM is made this 10th day of May, 2010, by and between ENVIRONMENTAL ENERGY ENTERPRISES LIMITED an entity registered in the United Kingdom (House # 5094072) as agent for the buyers, hereinafter called BUYERS, and EDWARD T. WHELAN as agent for shareholders, hereinafter called SELLERS and as President of Energiz Renewable, Inc., formerly known as C & G DEC Capital, Inc, a Florida corporation, hereinafter called the COMPANY.

RECITALS:

WHEREAS, the BUYERS and SELLERS have entered into a STOCK PURCHASE AGREEMENT dated March 17, 2010 a copy of which has been filed with the U.S. Securities and Exchange Commission on Form 8-K on April 2, 2010 and incorporated herein by reference, hereinafter called the SPA;

WHEREAS, the BUYERS, SELLERS and the COMPANY as part of their negotiation and agreement to enter into the SPA have agreed as to the outstanding expenses of the COMPANY as of the date of closing; and

WHEREAS, the SPA is silent as to the outstanding expenses of the COMPANY as of the date of closing.

THEREFORE, IT IS AGREED AS FOLLOWS:

At the Closing as defined in Paragraph 9 of the SPA, the Company shall write off any debt owed to Edward T. Whelan and Richard H. Tanenbaum as of December 31, 2009, so that the Purchaser has no further liability to either for any obligations the Company may have to either arising prior to January 1, 2010 hereunder. The only obligations remaining shall be for services rendered by Jody Walker, Esquire and the company’s accountants, Bill Meyler and Jay Fielding both before or after December 31, 2009 and for services rendered by Edward T. Whelan and/or Richard H. Tanenbaum to the Company after December 31, 2009.

IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.

BUYERS’ AGENT:

ENVIRONMENTAL ENERGY ENTERPRISES LIMITED

/s/David Brown____________________________
BY: DAVID BROWN, PRESIDENT.

SELLERS AGENT:

/s/Edward T. Whelan________________________
EDWARD T. WHELAN

ENERGIZ RENEWABLE, INC.:

/s/Edward T. Whelan________________________
EDWARD T. WHELAN, PRESIDENT